                                                                  Exhibit 4-170

                                                       EXECUTED IN 50 COUNTER-
                                                       PARTS OF WHICH THIS IS,
                                                       COUNTERPART NUMBER 50





                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO

                             BANKERS TRUST COMPANY
                                (16 Wall Street,
                           New York, New York 10015)
                                           AS TRUSTEE




                          ----------------------------
                                   INDENTURE

                          Dated as of October 15, 1985
                          ----------------------------



                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

           (A) GENERAL AND REFUNDING MORTGAGE BONDS, SERIES KKP NO. 9

                   (B) LISTING OF ADDITIONAL REAL ESTATE AND

                         (C) RECORDING AND FILING DATA
                                      i
                              TABLE OF CONTENTS*

                                                                                                  PAGE
                                                                                                  ----
      PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
      RECITALS
        Original Indenture and Supplementals  . . . . . . . . . . . . . . . . . . . . . . . . .      1
        Issue of Bonds under Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
        Bonds heretofore issued     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
        Reason for creation of new series   . . . . . . . . . . . . . . . . . . . . . . . . . .      4
        Bonds to be Series KKP No. 9  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
        Further assurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
        Authorization of Supplemental Indenture   . . . . . . . . . . . . . . . . . . . . . . .      5
        Consideration for Supplemental Indenture  . . . . . . . . . . . . . . . . . . . . . . .      5

                                    PART I.
                     CREATION OF TWO HUNDRED SIXTY-SEVENTH
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                               SERIES KKP NO. 9

      Sec. 1.  Certain terms of Bonds of Series KKP No. 9   . . . . . . . . . . . . . . . . . .      6
      Sec. 2.  Redemption of Bonds of Series KKP No. 9  . . . . . . . . . . . . . . . . . . . .      7
      Sec. 3.  Redemption of Bonds of Series KKP No. 9 in  event
                 of acceleration of Monroe Revenue Bonds  . . . . . . . . . . . . . . . . . . .      7
      Sec. 4.  Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
      Sec. 5.  Form of Bonds of Series KKP No. 9  . . . . . . . . . . . . . . . . . . . . . . .      8
               Form of Trustee's Certificate  . . . . . . . . . . . . . . . . . . . . . . . . .     12

                                   PART II.
                            ADDITIONAL REAL ESTATE

      After acquired property being specifically subjected to Indenture   . . . . . . . . . . .     12
      Assignment of income, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
      Habendum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
      In trust nevertheless   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13

                                   PART III.
                           RECORDING AND FILING DATA

      Recording and filing of Original Indenture  . . . . . . . . . . . . . . . . . . . . . . .     13
      Recording and filing of Supplemental Indentures   . . . . . . . . . . . . . . . . . . . .     13
      Recording of Certificates of Provision for Payment  . . . . . . . . . . . . . . . . . . .     17

                                   PART IV.
                                  THE TRUSTEE

      Terms and conditions of acceptance of trust by Trustee  . . . . . . . . . . . . . . . . .     17

                                    PART V.
                                 MISCELLANEOUS

      Execution in Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
      Testimonium   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
      Execution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
      Acknowledgements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
      Affidavit as to consideration and good faith  . . . . . . . . . . . . . . . . . . . . . .     20


---------------
* This Table of Contents shall not (have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES                 SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of
                      October, in the year one thousand nine hundred and eighty-five, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL                WHEREAS, the Company has heretofore executed and
INDENTURE AND         delivered its Mortgage and Deed of Trust (hereinafter
SUPPLEMENTALS.        referred to as the "Original Indenture"), dated as of
                      October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                      Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931,
                      October 1, 1932, September 25, 1935, September 1, 1936,
                      November 1, 1936, February 1, 1940, December 1, 1940,
                      September 1, 1947, March 1, 1950, November 15, 1951,
                      January 15, 1953, May 1, 1953, March 15, 1954, May 15,
                      1955, August 15, 1957, June 1, 1959, December 1, 1966,
                      October 1, 1968, December 1, 1969, July 1, 1970,
                      December 15, 1970, June 15, 1971, November 15, 1971,
                      January 15, 1973, May 1, 1974, October 1, 1974, January
                      15, 1975, November 1, 1975, December 15, 1975, February 1,
                      1976, June 15, 1976, July 15, 1976, February 15, 1977,
                      March 1, 1977, June 15, 1977, July 1, 1977, October 1,
                      1977, June 1, 1978, October 15, 1978, March 15, 1979,
                      July 1, 1979, September 1, 1979, September 15, 1979,
                      January 1, 1980, April 1, 1980, August 15, 1980, August
                      1, 1981, November 1, 1981, June 30, 1982, August 15,
                      1982, June 1, 1983, October 1, 1984, May 1, 1985 and
                      May 15, 1985 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF                WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER           issuable in one or more series, and makes provision that
INDENTURE.            the rates of interest and dates for the payment thereof,
                      the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE        WHEREAS, bonds in the principal amount of Two billion
ISSUED. eight hundred eighteen million one hundred seventy-one thousand dollars ($2,818,171,000) have heretofore been issued under the Indenture as follows, viz:

              (1)    Bonds of Series  A                        --   Principal Amount $26,016,000,
              (2)    Bonds of Series  B                        --   Principal Amount $23,000,000,
              (3)    Bonds of Series  C                        --   Principal Amount $20,000,000,
              (4)    Bonds of Series  D                        --   Principal Amount $50,000,000,
              (5)    Bonds of Series  E                        --   Principal Amount $15,000,000,
              (6)    Bonds of Series  F                        --   Principal Amount $49,000,000,
              (7)    Bonds of Series  G                        --   Principal Amount $35,000,000,
              (8)    Bonds of Series  H                        --   Principal Amount $50,000,000,
              (9)    Bonds of Series  I                        --   Principal Amount $60,000,000,
             (10)    Bonds of Series  J                        --   Principal Amount $35,000,000,
             (11)    Bonds of Series  K                        --   Principal Amount $40,000,000,
             (12)    Bonds of Series  L                        --   Principal Amount $24,000,000,
             (13)    Bonds of Series  M                        --   Principal Amount $40,000,000,
             (14)    Bonds of Series  N                        --   Principal Amount $40,000,000,
             (15)    Bonds of Series  O                        --   Principal Amount $60,000,000,

                    (16)    Bonds of Series W                         --   Principal Amount $50,000,000,
                    (17)    Bonds of Series BB                        --   Principal Amount $50,000,000,
                    (18)    Bonds of Series CC                        --   Principal Amount $50,000,000,
                 (19-23)    Bonds of Series DDP Nos. 1-5              --   Principal Amount $4,000,000,
                 (24-29)    Bonds of Series FFR Nos. 1-6              --   Principal Amount $3,100,000,
                 (30-38)    Bonds of Series GGP Nos. 1-5 and 8-11     --   Principal Amount $5,580,000,
                 (39-44)    Bonds of Series IIP Nos. 1-4 and 8-9      --   Principal Amount $260,000,
                 (45-48)    Bonds of Series JJP Nos. 1-4              --   Principal Amount $460,000,
                 (49-52)    Bonds of Series KKP Nos. 1-4              --   Principal Amount $1,060,000,
                 (53-58)    Bonds of Series LLP Nos. 1-4 and 8-9      --   Principal Amount $1,640,000,
                 (59-64)    Bonds of Series NNP Nos. 1-4 and 8-9      --   Principal Amount $4,300,000,
                 (65-68)    Bonds of Series OOP Nos. 1-4              --   Principal Amount $1,340,000,
                 (69-72)    Bonds of Series QQP Nos. 1-3 and 10       --   Principal Amount $1,755,000,
                 (73-74)    Bonds of Series TTP Nos. 1-2              --   Principal Amount $110,000,
                    (75)    Bonds of 1980 Series A                    --   Principal Amount $50,000,000,
                    (76)    Bonds of 1980 Series CP No. 1             --   Principal Amount $490,000,
                    (77)    Bonds of 1980 Series DP No. 1             --   Principal Amount $185,000,

                      all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                         (78) Bonds of Series P in the principal amount of Seventy million dollars ($70,000,000), of which Three million six hundred seventy-five thousand dollars ($3,675,000) principal amount have heretofore been retired and cancelled and Sixty-six million three hundred twenty-five thousand dollars ($66,325,000) principal amount are outstanding at the date hereof;

                         (79) Bonds of Series Q in the principal amount of Forty million dollars ($40,000,000), of which Two million three hundred five thousand dollars ($2,305,000) principal amount have heretofore been retired and cancelled and Thirty-seven million six hundred ninety-five thousand dollars ($37,695,000) principal amount are outstanding at the date hereof;

                         (80) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                         (81) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                         (82) Bonds of Series T in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                         (83) Bonds of Series U in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                         (84) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                         (85) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                         (86) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                         (87) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                         (88) Bonds of Series AA in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                         (89-92) Bonds of Series DDP Nos. 6-9 in the principal amount of Ten million three hundred five thousand dollars ($10,305,000), all of which are outstanding at the date hereof;

                         (93) Bonds of Series EE in the principal amount of Fifty million dollars ($50,000,000), of which Twelve million five hundred thousand dollars ($12,500,000) principal amount have heretofore been retired and Thirty-seven million five hundred thousand dollars ($37,500,000) principal amount are outstanding at the date hereof:

                         (94-101) Bonds of Series FFR Nos. 7-14 in the principal amount of Forty-two million five hundred thousand dollars ($42,500,000), all of which are outstanding at the date hereof;

                         (102-114) Bonds of Series GGP Nos. 6-7 and 12-22 in the principal amount of Thirty-six million seven hundred twenty thousand dollars ($36,720,000), all of which are outstanding at the date hereof;

                         (115) Bonds of Series HH in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                         (116-117) Bonds of Series MMP and MMP No. 2 in the principal amount of Five million four hundred thirty thousand dollars ($5,430,000), of which Five hundred ten thousand dollars ($510,000) principal amount have heretofore been retired and Four million nine hundred twenty thousand dollars ($4,920,000) principal amount are outstanding at the date hereof;

                         (118-133) Bonds of Series IIP Nos. 5-7 and 10-22 in the principal amount of Three million four hundred ninety thousand dollars ($3,490,000), all of which are outstanding at the date hereof:

                         (134-137) Bonds of Series JJP Nos. 5-8 in the principal amount of Six million three hundred ninety thousand dollars ($6,390,000), of which Forty thousand dollars ($40,000) principal amount have heretofore been retired and Six million three hundred fifty thousand dollars ($6,350,000) are outstanding at the date hereof;

                         (138-141) Bonds of Series KKP Nos. 5-8 in the principal amount of Thirteen million eight hundred thirty thousand dollars ($13,830,000), of which Sixty thousand dollars ($60,000) principal amount have heretofore been retired and Thirteen million seven hundred seventy thousand dollars ($13,770,000) are outstanding at the date hereof;

                         (142-150) Bonds of Series LLP Nos. 5-7 and 10-15 in the principal amount of Seven million two hundred ten thousand dollars ($7,210,000), all of which are outstanding at the date hereof;

                         (151-165) Bonds of Series NNP Nos. 5-7 and 10-21 in the principal amount of Forty-three million six hundred fifty thousand dollars ($43,650,000), all of which are outstanding at the date hereof,

                         (166-179) Bonds of Series OOP Nos. 5-18 in the principal amount of Seventeen million five hundred forty thousand dollars ($17,540,000), of which Eighty thousand dollars ($80,000) principal amount have heretofore been retired and Seventeen million four hundred sixty thousand dollars ($17,460,000) are outstanding at the date hereof;

                         (180) Bonds of Series PP in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                         (181-195) Bonds of Series QQP Nos. 4-9 and 11-19 in the principal amount of Eleven million eight hundred ninety-five thousand dollars ($11,895,000), all of which are outstanding at the date hereof;

                         (196) Bonds of Series RR in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                         (197) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which Ten million dollars ($10,000,000) principal amount have heretofore been retired and One hundred forty million dollars ($140,000,000) principal amount are outstanding at the date hereof;

                         (198-210) Bonds of Series TTP Nos. 3-15 in the principal amount of Three million six hundred ninety thousand dollars ($3,690,000), all of which are outstanding at the date hereof;

                         (211) Bonds of Series UU in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                         (212) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                         (213-236) Bonds of 1980 Series CP Nos. 2-25 in the principal amount of Thirty-four million five hundred ten thousand dollars ($34,510,000), all of which are outstanding at the date hereof:

                         (237-246) Bonds of 1980 Series DP Nos. 2-11 in the principal amount of Ten million five hundred sixty-five thousand dollars ($10,565,000), all of which are outstanding at the date hereof;

                         (247-262) Bonds of 1981 Series AP Nos. 1-16 in the principal amount of One hundred twenty-four million dollars ($124,000,000), all of which are outstanding at the date hereof;

                         (263) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                         (264) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                         (265) Bonds of 1985 Series A in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof; and

                         (266) Bonds of 1985 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                      and, accordingly, of the bonds so issued, one billion nine hundred ninety-seven million seven hundred five thousand dollars ($1,997,705,000) principal amount are outstanding at the date hereof; and

REASON FOR              WHEREAS, the County of Monroe, Michigan has agreed
CREATION OF           to issue and sell $20,000,000 principal amount of its
NEW SERIES.           Pollution Control Revenue Bonds (The Detroit Edison
                      Company Monroe and Fermi Plants Project), Collateralized
                      Series I-1985 so as to provide funds for the purchase and construction of certain pollution control facilities installed in the Company's Fermi 2 Plant; and

                        WHEREAS, the Company has entered into an
                      Installment Sales Contract, dated as of March 1, 1977 and amended as of September 1, 1979 and November 1, 1985 with the County of Monroe, in order to purchase certain pollution control facilities, and pursuant to such Installment Sales Contract the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under such Installment Sales Contract; and

                          WHEREAS, for such purposes the Company desires to
                      issue a new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 4 of Article III of the Indenture; and

BONDS TO BE               WHEREAS, the Company desires by this Supplemental
SERIES KKP            Indenture to create such new series of bonds, to be
NO. 9                 designated "General and Refunding Mortgage Bonds, Series
                      KKP No. 9"; and

FURTHER                   WHEREAS, the Original Indenture, by its terms,
ASSURANCE.            includes in the property subject to the lien thereof all
                      of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

                          WHEREAS, the Company has, since the date as of which
                      the Original Indenture was executed, viz, October 1, 1924, acquired and/or perfected its title to certain property hereinafter described. not previously specifically subjected to the lien of the Indenture, which is subject to the lien of the Indenture and, for the better security and protection of the bonds now or hereafter issued under the Indenture, the Company desires by this Supplemental Indenture to evidence the specific conveyance of said property to the Trustee upon the trusts set forth in the Original Indenture and in said indentures supplemental thereto; and

AUTHORIZATION             WHEREAS, the Company in the exercise of the powers
OF SUPPLEMENTAL       and authority conferred upon and reserved to it under and
INDENTURE.            by virtue of the provisions of the Indenture, and
                      pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                          WHEREAS, all conditions and requirements necessary to
                      make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION             NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLE-           Detroit Edison Company, in consideration of the premises
MENTAL                and of the covenants contained in the Indenture and of
INDENTURE.            the sum of One Dollar ($1.00) and other good and valuable
                      consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                   PART I.
                     CREATION OF TWO HUNDRED SIXTY-SEVENTH
                                SERIES OF BONDS.
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                               SERIES KKP NO. 9

CERTAIN TERMS           SECTION 1. The Company hereby creates the Two hundred
OF BONDS OF           sixty-seventh series of bonds to be issued under and
SERIES KKP            secured by the Original Indenture as amended to date and
NO. 9                 as further amended by this Supplemental Indenture, to be
                      designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding
                      Mortgage Bonds, Series KKP No. 9" (elsewhere herein referred to as the "bonds of Series KKP No. 9"). The aggregate principal amount of bonds of Series KKP No. 9 shall be limited to twenty million dollars ($20,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                        Each bond of Series KKP No. 9 is to be irrevocably
                      assigned to, and registered in the name of, Manufacturers National Bank of Detroit, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the Monroe Trust Indenture Trustee"), under the Trust Indenture, dated as of March 1, 1977, as amended September 1, 1979 and October 15, 1985 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe, Michigan (hereinafter called "Monroe"), and the Monroe Trust Indenture Trustee, to secure payment of the County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison Company Monroe and Fermi Plants Project), Collateralized Series I-1985 (hereinafter called the "Monroe Revenue Bonds"), issued by Monroe under the Monroe Trust Indenture, the proceeds of which (other than any accrued interest thereon) have been provided for the acquisition and construction of certain pollution control facilities which the Company has agreed to purchase pursuant to the provisions of the Installment Sales Contract, dated as of March 1, 1977, as amended as of September 1, 1979 and as of October 15, 1985 (hereinafter called the "Monroe Contract"), between the Company and Monroe.

                        The bonds of Series KKP No. 9 shall be issued as
                      registered bonds without coupons in denominations of a multiple of $5,000. The bonds of Series KKP No. 9 shall be issued in the aggregate principal amount of $20,000,000, shall mature on September 1, 2005 and shall bear interest, payable semi-annually on March 1 and September 1 of each year, at the rate of 10-1/8 %, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                        The bonds of Series KKP No. 9 shall be payable as to
                      principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of Series KKP No. 9 shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                        Except as provided herein, each bond of Series KKP No. 9
                      shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of Series KKP No. 9, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to March 1, 1986, in which case interest shall be payable from October 15, 1985.

                        The bonds of Series KKP No. 9 in definitive form shall
                      be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denom-inations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of Series KKP No. 9). Until bonds of Series KKP No. 9 in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of Series KKP No. 9 in temporary form, as provided in Section 10 of
                      Article II of the Indenture. Temporary bonds of Series KKP No. 9, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of Series KKP No. 9, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                        Bonds of Series KKP No. 9 shall not be assignable or
                      transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of Series KKP No. 9 shall in the same manner be exchangeable for a like aggregate principal amount of bonds of Series KKP No. 9 upon the terms and conditions specified herein and in Section 7 of
                      Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of Series KKP No. 9, during any period of ten days next preceding any redemption date for such bonds.

                        Bonds of Series KKP No. 9, in definitive and temporary
                      form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Monroe Contract.

                        Upon payment of the principal or premium, if any, or
                      interest on the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 9 in a principal amount equal to the principal amount of such Monroe Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION              SECTION 2. Bonds of Series KKP No. 9 shall be redeemed
OF BONDS              on the respective dates and in the respective
OF SERIES KKP         principal amounts which correspond to the redemption
NO. 9.                dates for, and the principal amounts to be redeemed of,
                      the Monroe Revenue Bonds.

                        In the event the Company elects to redeem any Monroe
                      Revenue Bonds prior to maturity in accordance with the provisions of the Monroe Trust Indenture, the Company shall on the same date redeem bonds of Series KKP No. 9 in principal amounts and at redemption prices corresponding to the Monroe Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of Series KKP No. 9 on the same date as it gives notice of redemption of Monroe Revenue Bonds to the Monroe Trust Indenture Trustee.


REDEMPTION              SECTION 3. In the event of an Event of Default under the
OF BONDS OF           Monroe Trust Indenture and the acceleration of all Monroe
SERIES KKP            Revenue Bonds, the bonds of Series KKP No. 9 shall be
NO. 9 IN EVENT        redeemable in whole upon receipt by the Trustee of a
OF ACCELERATION       written demand (hereinafter called a "Redemption Demand")
OF MONROE             from the Monroe Trust Indenture Trustee stating that
REVENUE BONDS.        there has occurred under the Monroe Trust Indenture both
                      an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Monroe Revenue Bonds, specifying the last date to which interest on the Monroe Revenue Bonds has been paid
                      (such date being hereinafter referred to as the "Initial
                      Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand
                      Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand
                      Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption
                      Notice") to the Monroe Trust Indenture Trustee not more than ten nor less than five days prior to the Demand
                      Redemption Date.

                      Each bond of Series KKP No. 9 shall be redeemed by the Company on the Demand Redemption Date therefore upon surrender thereof by the Monroe Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Monroe Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to
                      Section 1010 of the Monroe Trust Indenture, the Monroe Trust Indenture Trustee has terminated proceedings to enforce any right under the Monroe Trust Indenture, then any Redemption Demand shall thereby be rescinded By the Monroe Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                        Anything herein contained to the contrary
                      notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Monroe Trust Indenture Trustee by its President or one of its Vice Presidents.

CONSENT.                SECTION 4. The holders of the bonds of Series KKP No.
                      9, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of
                      Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS           SECTION 5. The bonds of Series KKP No. 9 and the form of
OF SERIES KKP         Trustee's Certifcate to be endorsed on such bonds shall
NO. 9.                be substantially in the following forms, respectively:

                                     THE DETROIT EDISON COMPANY
                                 GENERAL AND REFUNDING MORTGAGE BOND
                          SERIES KKP NO. 9, 10-1/8% DUE SEPTEMBER 1, 2005

                        Notwithstanding any provisions hereof or in the
                      Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of March 1, 1977 and amended as of September 1, 1979 and October 15, 1985 between the County of Monroe, Michigan and Manufacturers National Bank of Detroit, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.
                      $.......                                       No........

                        THE DETROIT EDISON COMPANY (hereinafter called the
                      "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Manufacturers National Bank of Detroit, as trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the
                      principal sum of        dollars ($          ) in lawful
                      money of the United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from October 15, 1985, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semiannually on March 1 and September 1 of each year, until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                        Under a Trust Indenture, dated as of March 1, 1977 and
                      amended as of September 1, 1979 and October 15, 1985 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe, Michigan (hereinafter called "Monroe"), and Manufacturers National Bank of Detroit, as trustee (hereinafter called the "Monroe Trust Indenture Trustee"), Monroe has issued Pollution Control Revenue Bonds (The Detroit Edison Company Monroe and Fermi Plants Project), Collateralized Series I-1985 (hereinafter called the "Monroe Revenue Bonds"). This bond was originally issued to Monroe and simultaneously irrevocably assigned to the Monroe Trust Indenture Trustee so as to secure the payment of the Monroe Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Monroe Revenue Bonds shall constitute like pavements on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                        Reference is hereby made to such further provisions of
                      this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                        This bond shall not be valid or become obligatory for
                      any purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                        IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has
                      caused this instrument to be executed by its Chairman of the Board and its President or a

                      Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary, or an Assistant Secretary with his manual or facsimile signature.

                      Dated:                   THE DETROIT EDISON COMPANY

                                               By .............................
                                                  Chairman of the Board

                      Attest:                     .............................
                                                  President

                      ........................
                      Secretary

                                      [FORM OF REVERSE OF BOND]

                          This bond is one of an authorized issue of bonds of
                      the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as Series KKP No. 9, limited to an aggregate principal amount of $20,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of October 15, 1985) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of October 15, 1985, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                          The holders of the bonds of Series KKP No. 9, by
                      their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of
                      Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part II of the Supplemental Indenture dated as of October 15, 1985, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                        This bond is redeemable upon the terms and conditions
                      set forth in the Indenture, including provision for redemption upon demand of the Monroe Trust Indenture Trustee following the occurrence of an Event of Default under the Monroe Trust Indenture and the acceleration of the principal of the Monroe Revenue Bonds.

                        Under the Indenture, funds may be deposited with the
                      Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of Series KKP No. 9 (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                        In case an event of default, as defined in the
                      Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                        Upon payment of the principal of, or premium, if any,
                      or interest on, the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 9 in a principal amount equal to the principal amount of such Monroe Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                        This bond is not assignable or transferable except as
                      may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                        No recourse shall be had for the payment of the
                      principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                    [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                 This bond is one of the bonds, of the series designated
TRUSTEE'S             therein, described in the within-mentioned Indenture.
CERTIFICATE.
                                                 BANKERS TRUST COMPANY,
                                                                     as Trustee


                                                 By ............................
                                                    Authorized Officer



                                   PART II.
                            ADDITIONAL REAL ESTATE

AFTER ACQUIRED          The Company, in order to secure the payment of the
PROPERTY BEING        principal of, and interest on, the bonds now or hereafter
SPECIFICALLY          issued under the Indenture according to their tenor and
SUBJECTED TO          effect, has granted, bargained, sold, released, conveyed,
INDENTURE.            assigned, transferred, pledged, set over and confirmed
                      and by these presents does grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Bankers Trust Company, as Trustee under the Indenture, and to its successor or successors in said trust, and to its and their assigns forever, all the following described property:

                        All those certain tracts and parcels of land located as
                      noted in the following schedule and acquired by the Company under the deeds therein set forth:

                                                                                    RECORDED IN    LIBER OF
                                                                                     OFFICE OF    MORTGAGES
                                                                                    REGISTER OF      OR
                      PARCEL                                                         DEEDS FOR     COUNTY
                       NO.             NAME                      LOCATION            COUNTY OF     RECORDS    PAGE
                      -----            ----                      --------            ---------    ---------   ----
                       941 AX   Central Huron County Power       Verona Township      Huron         377       496
                                  Plant Site
                       941 AY   Central Huron County Power       Verona Township      Huron         376       090
                                  Plant Site
                       941 AZ   Central Huron County Power       Verona Township      Huron         381       389
                                  Plant Site
                       934 AE   Greenwood Energy Center          Greenwood Township   St. Clair     982       671
                       934 AF   Greenwood Energy Center          Greenwood Township   St. Clair     982       671
                       922 S    Enrico Fermi Power Plant         Frenchtown Township  Monroe        930       635
                                  Addition
                       923 N    Monroe Power Plant Addition      Monroe Township      Monroe        866       914
                       943 F    Belle River Power Plant          China Township       St. Clair    1153       403
                                  Addition
                      1043      Monroe Edison Club House         Frenchtown Township  Monroe        806       104
                      1033 AD   Yukon-Saratoga Corridor          Richmond Township    Macomb       3722       465
                      1033 AE   Yukon-Saratoga Corridor          Richmond Township    Macomb       3760       671
                      1033 AF   Yukon-Saratoga Corridor          Armada Township      Macomb       3785       548
                      1033 AG   Yukon-Saratoga Corridor          Columbus Township    St. Clair    1150       206
                       984 O    Greenwood-Saratoga Corridor      Kenockee Township    St. Clair     992       568
                       904 I    Genoa-North Corridor             Genoa Township       Livingston    707       447


ASSIGNMENT OF           TOGETHER WITH all the tolls, incomes, revenues, rents,
INCOME, ETC.          issues and profits of the above described properties and
                      of all properties mortgaged and conveyed by the Original
                      Indenture and by indentures supplemental thereto.

HABENDUM.               TO HAVE AND TO HOLD, all the above described properties,
                      together with all properties, real, personal and mixed, and securities mortgaged, pledged and conveyed by the Company in and by the terms of the Original Indenture and in the indentures supplemental thereto, or intended so to be, unto the Trustee and its successor or successors in said trust, and to its and their assigns forever.

IN TRUST                IN TRUST NEVERTHELESS, upon the terms and trusts in the
NEVERTHELESS.         Original Indenture and in the indentures supplemental
                      thereto, including this Supplemental Indenture, set forth, for the equal and proportionate use, benefit and security of all present and future holders of the bonds and coupons issued and to be issued under the Original
                      Indenture and all indentures supplemental thereto, including this Supplemental Indenture, and for the enforcement of the payment of said bonds and coupons when payable according to their tenor, purport and effect, and to secure the performance of and compliance with the covenants and conditions of said bonds and coupons and of the Original Indenture and all indentures supplemental thereto, including this Supplemental Indenture, without preference, priority or distinction as to lien or otherwise (except as otherwise provided in the Indenture) of any one bond or coupon over any other bond or coupon, or of the bonds or coupons of any series over the bonds or coupons of any other series, by reason of priority in the time of issue, sale or negotiation thereof or by reason of the purpose of issue or otherwise howsoever.



                                            PART III.
                                   RECORDING AND FILING DATA

RECORDING AND           The Original Indenture and indentures supplemental
FILING OF ORIGINAL    thereto have been recorded and/or filed and Certificates
INDENTURE.            of Provision for Payment have been recorded as
                      hereinafter set forth.

                        The Original Indenture has been recorded as a real
                      estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.


RECORDING AND           Pursuant to the terms and provisions of the Original
FILING OF             Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL          entered into have been recorded as a real estate mortgage
INDENTURES.           and/or filed as a chattel mortgage or as a financing
                      statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:


                                                                                       RECORDED AND/OR
                                                                                    FILED AS SET FORTH IN
                                 SUPPLEMENTAL                 PURPOSE OF                 SUPPLEMENTAL
                                  INDENTURE                  SUPPLEMENTAL                 INDENTURE
                                 DATED AS OF                  INDENTURE                  DATED AS OF:
                                 -----------                 ------------            ---------------------
                      June 1, 1925(a)(b) . . . . . . . .     Series B Bonds            February 1, 1940
                      August 1, 1927(a)(b) . . . . . . .     Series C Bonds            February 1, 1940
                      February 1, 1931(a)(b) . . . . . .     Series D Bonds            February 1, 1940
                      June 1, 1931(a)(b) . . . . . . . .     Subject Properties        February 1, 1940
                      October 1, 1932(a)(b)  . . . . . .     Series E Bonds            February 1, 1940
                      September 25, 1935(a)(b) . . . . .     Series F Bonds            February 1, 1940
                      September 1, 1936(a)(b)  . . . . .     Series G Bonds            February 1, 1940
                      November 1, 1936(a)(b) . . . . . .     Subject Properties        February 1, 1940


                                                                                         RECORDED AND/OR
                                                                                      FILED AS SET FORTH IN
                            SUPPLEMENTAL                         PURPOSE OF               SUPPLEMENTAL
                             INDENTURE                          SUPPLEMENTAL               INDENTURE
                            DATED AS OF                          INDENTURE                DATED AS OF:
                            -----------                         ------------           -------------------
                      February 1, 1940(a)(b)  . . . . . .     Subject Properties       September 1, 1947
                      December 1, 1940(a)(b)  . . . . . .     Series H Bonds           September 1, 1947
                                                                and Additional
                                                                Provisions
                      September 1, 1947(a)(b)(c)  . . . .     Series I Bonds,          November 15, 1951
                                                                Subject Properties
                                                                and Additional
                                                                Provisions
                      March 1, 1950(a)(b)(c)  . . . . . .     Series J Bonds           November 15, 1951
                                                                and Additional
                                                                Provisions
                      November 15, 1951 (a)(b)(c) . . . .     Series K Bonds           January 15, 1953
                                                                Additional
                                                                Provisions and
                                                                Subject
                                                                Properties
                      January 15, 1953(a)(b)  . . . . . .     Series L Bonds           May 1, 1953
                      May 1, 1953(a)  . . . . . . . . . .     Series M Bonds           March 15, 1954
                                                                and Subject
                                                                Properties
                      March 15, 1954(a)(c)  . . . . . . .     Series N Bonds           May 15, 1955
                                                                and Subject
                                                                Properties
                      May 15, 1955(a)(c)  . . . . . . . .     Series O Bonds           August 15, 1957
                                                                and Subject
                                                                Properties
                      August 15, 1957(a)(c) . . . . . . .     Series P Bonds           June 1, 1959
                                                                Additional
                                                                Provisions and
                                                                Subject
                                                                Properties
                      June 1, 1959(a)(c)  . . . . . . . .     Series Q Bonds           December 1, 1966
                                                                and Subject
                                                                Properties
                      December 1, 1966(a)(c)  . . . . . .     Series R Bonds           October 1, 1968
                                                                Additional
                                                                Provisions and
                                                                Subject
                                                                Properties
                      October 1, 1968(a)(c)   . . . . . .     Series S Bonds           December 1, 1969
                                                                and Subject
                                                                Properties
                      December 1, 1969(a)(c)  . . . . . .     Series T Bonds           July 1, 197O
                                                                and Subject
                                                                Properties
                      July 1, 1970(c)   . . . . . . . . .     Series U Bonds           December 15, 1970
                                                                and Subject
                                                                Properties
                      December 15, 1970(c)  . . . . . . .     Series V and             June 15, 1971
                                                                Series W Bonds
                      June 15, 1971 (c)   . . . . . . . .     Series X Bonds           November 15, 1971
                                                                and Subject
                                                                Properties
                      November 15, 1971 (c)   . . . . . .     Series Y Bonds           January 15, 1973
                                                                and Subject
                                                                Properties
                      January 15, 1973(c)   . . . . . . .     Series Z Bonds           May 1, 1974
                                                                and Subject
                                                                Properties
                      May 1, 1974   . . . . . . . . . . .     Series AA Bonds          October 1, 1974
                                                                and Subject
                                                                Properties
                      October 1, 1974   . . . . . . . . .     Series BB Bonds          January 15, 1975
                                                                and Subject
                                                                Properties

                                      15

                                                                                         RECORDED AND/OR
                                                                                      FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL               INDENTURE
                               DATED AS OF                       INDENTURE                DATED AS OF:
                               -----------                      ------------           -------------------
                      January 15, 1975  . . . . . . . . .     Series CC Bonds          November 1, 1975
                                                                and Subject
                                                                Properties
                      November 1, 1975  . . . . . . . . .     Series DDP Nos.          December 15, 1975
                                                                1-9 Bonds and
                                                                Subject
                                                                Properties
                      December 15, 1975   . . . . . . . .     Series EE Bonds          February 1, 1976
                                                                and Subject
                                                                Properties
                      February 1, 1976  . . . . . . . . .     Series FFR Nos.          June 15, 1976
                                                                1-13 Bonds
                      June 15, 1976   . . . . . . . . . .     Series GGP Nos.          July 15, 1976
                                                                1-7 Bonds and
                                                                Subject
                                                                Properties
                      July 15, 1976   . . . . . . . . . .     Series HH Bonds          February 15, 1977
                                                                and Subject
                                                                Properties
                      February 15, 1977   . . . . . . . .     Series MMP               March 1, 1977
                                                                Bonds and
                                                                Subject
                                                                Properties
                      March 1, 1977   . . . . . . . . . .     Series IIP Nos.          June 15, 1977
                                                                1-7 Bonds,
                                                                Series JJP Nos.
                                                                1-7 Bonds,
                                                                Series KKP
                                                                Nos. 1-7 Bonds
                                                                and Series LLP
                                                                Nos. 1-7 Bonds
                      June 15, 1977   . . . . . . . . . .     Series FFR No.           July 1, 1977
                                                                14 Bonds and
                                                                Subject
                                                                Properties
                      July 1, 1977  . . . . . . . . . . .     Series NNP Nos.          October 1, 1977
                                                                1-7 Bonds and
                                                                Subject
                                                                Properties
                      October 1, 1977   . . . . . . . . .     Series GGP Nos.          June 1, 1978
                                                                8-22 Bonds and
                                                                Series OOP
                                                                Nos. 1-17
                                                                Bonds and
                                                                Subject
                                                                Properties
                      June 1, 1978  . . . . . . . . . . .     Series PP Bonds,         October 15, 1978
                                                                Series QQP
                                                                Nos. 1-9 Bonds
                                                                and Subject
                                                                Properties
                      October 15, 1978  . . . . . . . . .     Series RR Bonds          March 15, 1979
                                                                and Subject
                                                                Properties
                      March 15, 1979  . . . . . . . . . .     Series SS Bonds          July 1, 1979
                                                                and Subject
                                                                Properties
                      July 1, 1979    . . . . . . . . . .     Series IIP Nos.          September 1, 1979
                                                                8-22 Bonds,
                                                                Series NNP
                                                                Nos. 8-21
                                                                Bonds and
                                                                Series TTP
                                                                Nos. 1-15
                                                                Bonds and
                                                                Subject
                                                                Properties


                                                                                         RECORDED AND/OR
                                                                                      FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL               INDENTURE
                               DATED AS OF                       INDENTURE                DATED AS OF:
                               -----------                      ------------           -------------------
                      September 1, 1979   . . . . . . . .     Series JJP No. 8         September 15, 1979
                                                                Bonds, Series
                                                                KKP No. 8
                                                                Bonds, Series
                                                                LLP Nos. 8-15
                                                                Bonds, Series
                                                                MMP No. 2
                                                                Bonds and
                                                                Series OOP
                                                                No. 18 Bonds
                                                                and Subject
                                                                Properties
                      September 15, 1979  . . . . . . . .     Series UU Bonds          January 1, 1980
                      January 1, 1980   . . . . . . . . .     1980 Series A            April 1, 1980
                                                                Bonds and
                                                                Subject
                                                                Properties
                      April 1, 1980   . . . . . . . . . .     1980 Series B            August 15, 1980
                                                                Bonds
                      August 15, 1980   . . . . . . . . .     Series QQP Nos.          August 1, 1981
                                                                10-19 Bonds,
                                                                1980 Series CP
                                                                Nos. 1-12
                                                                Bonds and
                                                                1980 Series DP
                                                                No. 1-11 Bonds
                                                                and Subject
                                                                Properties
                      August 1, 1981  . . . . . . . . . .     1980 Series CP           November 1, 1981
                                                                Nos. 13-25
                                                                Bonds and
                                                                Subject
                                                                Properties
                      November 1, 1981  . . . . . . . . .     1981 Series AP           June 30, 1982
                                                                Nos. 1-12
                                                                Bonds
                      June 30, 1982   . . . . . . . . . .     Article XIV              August 15, 1982
                                                                Reconfirmation
                      August 15, 1982   . . . . . . . . .     1981 Series AP Nos.      June 1, 1983
                                                                13-14 Bonds and
                                                                Subject Properties
                      June 1, 1983    . . . . . . . . . .     1981 Series AP           October 1, 1984
                                                                Nos. 15-16 Bonds
                                                                and Subject
                                                                Properties
                      October 1, 1984   . . . . . . . . .     1984 Series AP and       May 1, 1985
                                                                1984 Series BP
                                                                Bonds and
                                                                Subject Properties

                      May 1, 1985     . . . . . . . . . .     1985 Series A Bonds      May 15, 1985
                      -------------------------

                      (a) See Supplemental Indenture dated as of July 1, 1970
                          for Interstate Commerce Commission filing and recordation information.

                      (b) See Supplemental Indenture dated as of May 1, 1953
                          for Secretary of State of Michigan filing information.

                      (c) See Supplemental Indenture dated as of May 1, 1974
                          for County of Genesee, Michigan recording and filing information.

                        Further, pursuant to the terms and provisions of the
                      Original Indenture, a Supplemental Indenture dated as of May 15, 1985 providing for the terms of bonds to be issued thereunder of 1985 Series B has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on May 30, 1985 (Filing No. 67215A), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-DDD), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                    LIBER OF
                                                                                   MORTGAGES
                                                                                   OR COUNTY
                                    COUNTY                        RECORDED          RECORDS       PAGE
                                    ------                        --------         ---------      ----
                      Genesee   . . . . . . . . . . . . . .     May 30, 1985         2266        391-411
                      Huron   . . . . . . . . . . . . . . .     May 30, 1985          461         44-64
                      Ingham  . . . . . . . . . . . . . . .     May 30, 1985         1511       1217-1237
                      Lapeer  . . . . . . . . . . . . . . .     May 30, 1985          567        711-731
                      Lenawee   . . . . . . . . . . . . . .     May 30, 1985          990          9-29
                      Livingston  . . . . . . . . . . . . .     May 30, 1985         1125        857-877
                      Macomb  . . . . . . . . . . . . . . .     May 30, 1985         3770        600-620
                      Mason   . . . . . . . . . . . . . . .     May 30, 1985          326        884-904
                      Monroe  . . . . . . . . . . . . . . .     May 30, 1985          930        702-722
                      Oakland   . . . . . . . . . . . . . .     May 30, 1985         8995        663-683
                      Sanilac   . . . . . . . . . . . . . .     May 30, 1985          377         71-91
                      St. Clair   . . . . . . . . . . . . .     May 30, 1985          827        177-197
                      Tuscola   . . . . . . . . . . . . . .     May 30, 1985          550        697-717
                      Washtenaw   . . . . . . . . . . . . .     May 30, 1985         1985        351-371
                      Wayne   . . . . . . . . . . . . . . .     May 30, 1985        22385        675-695

RECORDING OF            All the bonds of Series A which were issued under the
CERTIFICATES          Original Indenture dated as of October 1, 1924, and of
OF PROVISION          Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, W, BB,
FOR PAYMENT.          CC, DDP Nos. 1-5, FFR Nos. 1-6, GGP Nos. 1-5 and 8-11,
                      IIP Nos. 1-4 and 8-9, JJP Nos. 1-4, KKP Nos. 1-4, LLP
                      Nos. 1-4 and 8-9, NNP Nos. 1-4 and 8-9, OOP Nos. 1-4, QQP
                      Nos. 1-3 and 10 and TTP No. 1-2 1980 Series A, 1980
                      Series CP No. 1, and 1980 Series DP No. 1 which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1,
                      1931, October 1, 1932, September 25, 1935, September 1,
                      1936, December 1, 1940, September 1, 1947, November 15,
                      1951, January 15, 1953, May 1, 1953, March 15, 1954,
                      May 15, 1955, December 15, 1970, October 1, 1974,
                      January 15, 1975, November 1, 1975, February 1, 1976,
                      June 15, 1976, October 1, 1977, March 1, 1977, July 1,
                      1979, March 1, 1977, March 1, 1977, March 1, 1977,
                      September 1, 1979, July 1, 1977, July 1, 1979, October
                      1, 1977, June 1, 1978, October 1, 1977, July 1, 1979,
                      January 1, 1980 and August 15, 1980 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC,
                      DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No.
                      1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                              PART IV.
                                            THE TRUSTEE.

TERMS AND               The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF         provided, and agrees to perform the same upon the terms
ACCEPTANCE OF         and conditions in the Original Indenture, as amended to
TRUST BY TRUSTEE.     date and as supplemented by this Supplemental Indenture,
                      and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                        The Trustee shall not be responsible in any manner
                      whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                            PART V.
                                         MISCELLANEOUS.

EXECUTION IN            This Supplemental Indenture may be simultaneously
COUNTERPARTS.         executed in any number of counterparts, each of which
                      when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

TESTIMONIUM.            IN WITNESS WHEREOF, The Detroit Edison Company and
                      Bankers Trust Company have caused these presents to be signed in their respective corporate names by their respective Chairmen of the Board, Presidents, Vice Presidents, Assistant Vice Presidents or Treasurers and impressed with their respective corporate seals, attested by their respective Secretaries or Assistant Secretaries, all as of the day and year first above written.

                                                   THE DETROIT EDISON COMPANY,


                      (Corporate Seal)             By       L.L. Loomans
                                                      -------------------------
                                                            L.L. Loomans
                                                             Treasurer

EXECUTION.            Attest:

                           Kathryn  L. Westman
                      ----------------------------
                           Kathryn  L. Westman
                                Secretary

                      Signed, sealed and delivered
                      by THE DETROIT EDISON COMPANY,
                      in the presence of

                            Elaine M. Godfrey
                      ----------------------------
                            Elaine M. Godfrey

                            Janet A. Scullen
                      ----------------------------
                            Janet A. Scullen

                                                   BANKERS TRUST COMPANY,

                      (Corporate Seal)                   Joan M. Morgan
                                                   ---------------------------
                                                         Joan M. Morgan
                                                         Vice President
                      Attest:

                              Michele Stein
                      ----------------------------
                              Michele Stein
                           Assistant Secretary

                      Signed, sealed and delivered
                      by BANKERS TRUST COMPANY, in
                      the presence of

                             Shirley R. West
                      ----------------------------
                             Shirley R. West


                             Claudia Dillard
                      ----------------------------
                             Claudia Dillard

                      STATE OF MICHIGAN              ss.:
                      COUNTY OF WAYNE

ACKNOWLEDGMENT          On this 30th day of October, 1985, before me, the
OF EXECUTION          subscriber, a Notary Public within and for the County of
BY COMPANY.           Wayne, in the State of Michigan, personally appeared
                      L.L. LOOMANS, to me personally known, who, being by me duly sworn, did say that he resides at 2666 Danburv Lane, Ann Arbor, Michigan 48103 and is the Treasurer of THE
                      DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said L.L. LOOMANS, acknowledged said instrument to be the free act and deed of said corporation.

                      (Notarial Seal)                Janet A. Scullen
                                          --------------------------------------
                                                     Janet A. Scullen
                                          Notary Public, Macomb County, Michigan
                                           My Commission Expires July 31, 1989
                                             Acting in Wayne County, Michigan




                      STATE OF NEW YORK
                      COUNTY OF NEW YORK     ss.:

ACKNOWLEDGMENT          On this 28th day of October, 1985, before me, the
OF EXECUTION          subscriber, a Notary Public within and for the County
BY TRUSTEE.           of New York, in the State of New York, personally
                      appeared JOAN M. MORGAN, to me personally known, who, being by me duly sworn, did say that she resides at 315
                      Hillcrest Road, Englewood, New Jersey 07631, and is a
                      Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said JOAN M. MORGAN acknowledged said instrument to be the free act and deed of said corporation.

                      (Notarial Seal)               Louise G. Buckley
                                        ---------------------------------------
                                                    Louise G. Buckley
                                           Notary Public, State of New York
                                                   No. 41-4742240
                                              Qualified in Queens County
                                         Certificate filed in New York County
                                          Commission Expires March 30, 1987

                      STATE OF MICHIGAN         ss.:
                      COUNTY OF WAYNE

AFFIDAVIT AS TO         L.L. LOOMANS, being duly sworn, says: that he is
CONSIDERATION         the Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.       Mortgagor named in the foregoing instrument, and that he
                      has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.


                                                    L.L. Loomans
                                        ---------------------------------------
                                                    L.L. Loomans

                      Sworn to before me this 30th day of
                      October, 1985

                            Janet A. Scullen
                      ---------------------------

                      Notary Public, Macomb County, Michigan
                       My Commission Expires July 31, 1989
                         Acting in Wayne County, Michigan

                      (Notarial Seal)


                        This instrument was drafted by Frances B. Rohlman,
                      Esq., 2000 Second Avenue, Detroit, Michigan 48226